        As filed with the Securities and Exchange Commission on October 29, 2001
                                                      Registration No. 333-92471

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                            POST-EFFECTIVE AMENDMENT
                                    NO. 4 TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                 ---------------
                         MEDICAL ADVISORY SYSTEMS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                 Delaware                                      52-1233960
(State or Other Jurisdiction of Incorporation or Organization)   (I.R.S. Employer Identification No.)

        8050 Southern Maryland Boulevard, Owings, Maryland                         20736
               (Address of Principal Executive Offices)                          (Zip Code)

                                 ---------------


                         MEDICAL ADVISORY SYSTEMS, INC.
                              AMENDED AND RESTATED
                     EMPLOYEE AND DIRECTOR STOCK OPTION PLAN
                            (Full Title of the Plan)
                                 ---------------
                                Ronald W. Pickett
                                    President
                        8050 Southern Maryland Boulevard
                             Owings, Maryland 20736
                     (Name and Address of Agent for Service)

                                 (301) 855-8070
          (Telephone Number, Including Area Code, of Agent for Service)
                                 ---------------

                         CALCULATION OF REGISTRATION FEE

==================================================================================================
Title of              Amount           Proposed            Proposed
Securities To         To Be            Maximum Offering    Maximum Aggregate    Amount of
Be Registered         Registered       Price Per Share     Offering Price       Registration Fee
--------------------------------------------------------------------------------------------------
Common Stock,            1,000,000     $2.55(1)            $2,550,000           $637.50(2)
$0.005 par value
==================================================================================================

(1) Estimated in accordance with Rule 457 solely for the purpose of determining the registration fee. The fee with respect to all shares is based on $2.55 per share, the average of the high and low sale prices on July 3, 2001 of the Registrant's Common Stock as reported on the American Stock Exchange.
(2) Previously paid in connection with the Form S-8 Registration Statement, filed with the Securities and Exchange Commission on July 11, 2001, Registration No. 333-92471.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 8.        EXHIBITS.

Exhibit Number         Description of Exhibit
--------------         ----------------------

4.1                    Medical Advisory Systems, Inc. Amended and Restated Employee and Director
                       Stock Option Plan (filed herewith)

5.1 Opinion of Baker & Hostetler LLP as to legality of the Common Stock and interests in the Plan being registered*

23.1                   Consent of Stefanou & Company, LLP*

23.2 Consent of Baker & Hostetler LLP (included in Opinion filed as Exhibit 5 hereto)*

24.1                   Powers of Attorney*

* previously filed

                                   SIGNATURES

               The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Owings, State of Maryland, on this 29 day of October, 2001.

                                            MEDICAL ADVISORY SYSTEMS, INC.

                                            By:    /s/ Ronald W. Pickett
                                                   ----------------------
                                                   Ronald W. Pickett
                                                   President

                                  EXHIBIT INDEX

Exhibit Number               Description of Exhibit
--------------               ----------------------

4.1                          Medical Advisory Systems, Inc. Amended and Restated Employee and Director
                             Stock Option Plan (filed herewith)

5.1                          Opinion of Baker & Hostetler LLP as to legality of the
                             Common Stock and interests in the Plan being registered*

23.1                         Consent of Stefanou & Company, LLP*

23.2 Consent of Baker & Hostetler LLP (included in Opinion filed as Exhibit 5 hereto)*

24.1                         Powers of Attorney*


* previously filed